Coller Private Credit Secondaries Fund

Consolidated Schedule of Investments —

December 31, 2025 (Unaudited)

ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

The unaudited consolidated schedule of investments of Coller Private Credit Secondaries Fund (“C-SCOF” or the “Fund”), a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, which commenced operations on July 1, 2025, as of December 31, 2025, is set forth below:

Investment Funds	Geographic Region	Investment Strategy	Acquisition Date	Cost	Fair Value	% of Net Assets
Private Credit Investments (69.18%)
Direct Credit Investments (3.20%)
Blue Owl GP Stakes Atlas III FBN Investors LP - Class C-C SCOF INV 1[a]	North America	Direct Lending / Senior Credit	9/12/2025	$15,000,000	$15,538,650	3.20%
Total Direct Credit Investments (3.20%)				$15,000,000	$15,538,650
Primary Investments (0.49%)
BSP Levered US SOF III (Senior Secured Opportunities) Fund L.P.[a]	North America	Direct Lending / Senior Credit	11/15/2025	1,151,981	1,129,879	0.23%
TPG AG CS Holdings Fund III, L.P.[a]	North America	Direct Lending / Senior Credit	12/15/2025	1,236,364	1,236,364	0.26%
Total Primary Investments (0.49%)				$2,388,345	$2,366,243
Secondary Investments (65.49%)
ABRY Advanced Securities Fund II, L.P.[a]	North America	Direct Lending / Senior Credit	10/6/2025	81,303	103,316	0.02%
ABRY Advanced Securities Fund IV, L.P.[a]	North America	Direct Lending / Senior Credit	10/6/2025	4,901,163	5,409,677	1.11%
ABRY Senior Equity V, L.P.[a]	North America	Junior Capital / Preferred	10/6/2025	3,795,986	5,391,913	1.11%
Arcmont Senior Loan Fund II a	Europe	Direct Lending / Senior Credit	7/1/2025	6,376,727	6,359,698	1.31%
Ares Pathfinder Fund (Offshore), L.P.[a]	North America	Opportunistic Credit	10/1/2025	578,644	742,756	0.15%
Ares Pathfinder Fund II Offshore), L.P.[a]	North America	Opportunistic Credit	10/1/2025	1,744,469	1,973,900	0.41%
Ares Pathfinder Fund II, L.P.[a]	North America	Opportunistic Credit	10/1/2025	8,609,058	9,758,948	2.01%
Ares Pathfinder Fund, L.P.[a]	North America	Opportunistic Credit	10/1/2025	4,197,288	5,392,885	1.11%
BSP Debt Fund IV CV L.P.[a]	North America	Direct Lending / Senior Credit	8/26/2025	60,485,229	63,467,261	13.07%
Crestline Opportunity Fund III[a]	North America	Opportunistic Credit	7/1/2025	6,676,598	6,853,947	1.41%
Crestline Opportunity Fund III (Europe) Cayman, LTD.[a]	North America	Opportunistic Credit	7/1/2025	6,057,197	7,412,853	1.53%
Crestline Opportunity Fund IV Onshore STE, L.Pa	North America	Opportunistic Credit	7/1/2025	11,260,575	12,475,573	2.57%
Crestline Opportunity Fund V Onshore T/STE, L.P.[a]	North America	Opportunistic Credit	7/1/2025	12,278,281	14,757,304	3.04%
Dundee Rhythm, LPa	North America	Junior Capital / Preferred	10/16/2025	4,512,585	5,090,874	1.05%

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

Coller Private Credit Secondaries Fund

Consolidated Schedule of Investments

December 31, 2025 (Unaudited) (continued)

Investment Funds	Geographic Region	Investment Strategy	Acquisition Date	Cost	Fair Value	% of Net Assets
Secondary Investments (continued)
Flexpoint Asset Opportunity Fund II-A, L.P.[a]	North America	Opportunistic Credit	10/1/2025	$7,920,917	$12,251,872	2.52%
Fortress Credit Opportunities Fund V Expansion (B) LPa	North America	Opportunistic Credit	10/1/2025	12,515,134	13,524,683	2.79%
Fortress Credit Opportunities Fund V Expansion (G) L.P.[a]	North America	Opportunistic Credit	10/1/2025	2,435,619	2,622,311	0.54%
GEMS Fund 5, L.P.[a]	North America	Opportunistic Credit	10/1/2025	11,588,699	11,070,686	2.28%
GEMS Fund 6, L.P.[a]	North America	Opportunistic Credit	10/1/2025	4,573,954	4,928,806	1.01%
HarbourVest Credit Opportunities Fund II L.P.[a]	North America	Opportunistic Credit	7/2/2025	5,960,238	8,490,019	1.75%
Linden Structured Capital Fund II LPa	North America	Opportunistic Credit	7/2/2025	3,555,805	4,563,577	0.94%
Linden Structured Capital Fund LPa	North America	Opportunistic Credit	7/2/2025	9,317,149	12,028,625	2.48%
Mercer Private Investment Partners VI - Class D.0 GBP[a]	Global	Opportunistic Credit	7/1/2025	9,738,767	10,018,811	2.06%
Pemberton Mid-Market Debt Fund III SCSp SICAV-RAIF -Class GBP[a]	Europe	Direct Lending / Senior Credit	7/1/2025	4,053,209	3,912,030	0.81%
RREF IV Debt Domestic Investors, LPa	North America	Opportunistic Credit	10/1/2025	8,492,496	8,881,851	1.83%
RREF IV Debt Offshore Investors, LPa	North America	Opportunistic Credit	10/1/2025	1,420,688	1,485,801	0.31%
TPG Twin Brook Direct Lending Continuation Fund I, L.P.[a]	North America	Direct Lending / Senior Credit	8/27/2025	79,050,000	79,017,779	16.27%
Total Secondary Investments (65.49%)				$292,177,778	$317,987,756
Total Private Credit Investments (69.18%)				$309,566,123	$335,892,649

	Shares	Fair Value	% of Net Assets
Short-Term Investments (22.32%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 3.74%[b]	108,349,788	$108,349,788	22.32%
Total Short-Term Investments (Cost $108,349,788) (22.32%)		$108,349,788
Total Investments (Cost $417,915,911) (91.50%)		$444,242,437
Other Assets and Liabilities (8.50%)		$41,268,900
Net Assets (100.00%)		$485,511,337

a	Private Credit investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of December 31, 2025 was $335,892,649 or 69.18% of Shareholders’ Capital.

b	The rate shown is the annualized seven-day yield as of December 31, 2025.

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

Coller Private Credit Secondaries Fund

Consolidated Schedule of Investments

December 31, 2025 (Unaudited) (continued)

A summary of outstanding financial instruments at December 31, 2025 is as follows:

Foreign Currency Forward Contracts
		Currency	Currency		Unrealized Appreciation
Maturity Date	Counterparty	Purchased	Sold	Value	(Depreciation)
1/16/2026	State Street Bank & Trust Company	$17,240,141	£12,885,828	$17,331,896	$(91,755)
1/16/2026	State Street Bank & Trust Company	$13,548,304	€11,485,137	13,495,734	52,570
					$(39,185)

£	British Pound
€	Euro

The accompanying notes are an integral part of this Consolidated Schedule of Investments.

CollerCredit’s investment objective is to seek to provide long-term capital appreciation. The Fund makes investments directly and through its wholly owned subsidiaries: C-SCOF Holdings, LLC, C-SCOF Blocker 1, L.P. and C-SCOF Investments 1, L.P. (hereafter collectively referred to as the “Subsidiaries”).

In pursuing its investment objective, CollerCredit intends to invest primarily in an actively managed portfolio of private credit assets. The Fund’s investment exposure to these strategies is implemented via a variety of investment types that include: (i) investments in existing or newly formed private funds managed by unaffiliated asset managers (“Investment Funds”); (ii) investments in direct-lending assets issued primarily by private companies (“Direct Credit Investments”);and (iii) investments alongside Investment Funds in direct lending assets issued by private companies (“Co-Investments” and, collectively with Investment Funds and Direct Credit Investments, “Private Credit Investments”). CollerCredit’s investments will primarily be acquired through privately negotiated transactions from investors in Private Credit Investments and/or in connection with the restructuring of an Investment Fund or Co-Investment (“Secondary Investments”); and may also be made through primary commitments to newly formed Investment Funds or special purpose vehicles structured to invest in Co-Investments (“Primary Investments”).

In conformity with U.S. GAAP ASC 820, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

•       Level 1 – Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investments.

•       Level 2 – Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include foreign exchange forward contracts, corporate bonds and loans and less liquid and restricted equity securities.

•       Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant Adviser judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

ASC 820 also permits a reporting entity to measure the fair value of an asset that does not have a readily determinable fair value based on the reported NAV, or its equivalent, as a practical expedient for its fair value. Accordingly, CollerCredit may utilize the NAV as reported by certain Investment Fund Managers as of a valuation date as a practical expedient for its fair value. If the NAV reported by certain Investment Fund Managers is not as of the same date as the valuation date, the Fund is permitted, under ASC 820, to estimate the fair value of those Private Assets by adjusting the most recently reported NAV as a practical expedient for fair value.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The inputs or methodology used for valuing CollerCredit’s investments are not an indication of the risk associated with investing in such investments. The following table is a summary of information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of December 31, 2025.

The following is a summary of the Fund's investments classified in the fair value hierarchy as of December 31, 2025:

	Level 1	Level 2	Level 3	Investments Valued at NAV[1]	Total
Investments
Direct Credit	$—	$15,538,650	$—	$—	$15,538,650
Primary Investments	—	—	—	2,366,243	2,366,243
Secondary Investments	—	—	—	317,987,756	317,987,756
Short-Term Investments	108,349,788	—	—	—	108,349,788
Total Investments	$108,349,788	$15,538,650	$—	$320,353,999	$444,242,437
Assets
Other Financial Instruments[2]
Foreign Currency Forward Contracts	$—	$52,570	$—	$—	$52,570
Total Assets	$—	$52,570	$—	$—	$52,570
Liabilities
Other Financial Instruments[2]
Foreign Currency Forward Contracts	$—	$(91,755)	$—	$—	$(91,755)
Total Liabilities	$—	$(91,755)	$—	$—	$(91,755)
Total investments, net of Foreign
Currency Forward Contracts	$108,349,788	$15,499,465	$—	$320,353,999	$444,203,252

1 Direct Credit, Primary or Secondary Investment Funds that are measured at fair value using NAV (or its equivalent) as a practical expedient are not required to be categorized in the fair value hierarchy. The fair values presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

2 Other financial instruments are derivative instruments such as forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

Changes in inputs or methodologies used for valuing investments, including timing of reported net asset values of underlying investments reported within the Investment Fund reported by their Investment Fund Managers, may result in transfers in or out of levels within the fair value hierarchy.

Foreign Currency Forward Exchange Contracts

The Fund may enter foreign currency forward exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All foreign currency forward exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency forward exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in foreign currency forward exchange contracts.

During the period ended December 31, 2025, the average monthly notional value of foreign currency forward contracts was $19,510,000. The Fund had $168,047 in net realized gains/(losses) and $(39,185) change in net unrealized appreciation/ (depreciation) on foreign currency forward exchange contracts.